UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 12, 2005

                                  Aspeon, Inc.
                                  ------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



          000-21477                                           52-1945748
---------------------------                                -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

             4704 Harlan Street, Suite 420, Denver, Colorado, 80212
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

         Registrant's telephone number, including area code: (303) 380 9784

             23332 Mill Creek Drive, Laguna Hills, California, 92653
             -------------------------------------------------------
                        (Former name, former address and
                former fiscal year, if changed since last report)


Total number of pages in this document:   8
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS................................1

SECTION 2. FINANCIAL INFORMATION...............................................1

SECTION 3. SECURITIES AND TRADING MARKETS.....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS............2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT.................................3

SECTION 6. RESERVED............................................................4

SECTION 7. REGULATION FD ......................................................4

SECTION 8. OTHER EVENTS .......................................................5

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS..................................5

SIGNATURES.....................................................................6

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.


                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Not Applicable.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 12, 2005 Aspeon, Inc. (the "Registrant") engaged Larry O'Donnell, CPA, P.C. as its independent registered public accountant for the fiscal year ended June 30, 2004. The Board of Directors approved this decision in a meeting on September 12, 2005.

BDO Seidman, LLP was retained as the Registrant's independent registered public accountant on March 19, 2001. However, due to an ongoing dispute between the Registrant and the Registrant's previous independent registered public accountant, PricewaterhouseCoopers, LLP, BDO Seidman, LLP was never able to gain access to PricewaterhouseCoopers, LLP's work papers for the prior year audit (the financial year ended June 30, 2000) and consequently never completed an audit of the Registrant's financial statements for the year ending June 30, 2001. BDO Seidman, LLP ceased to act as the Registrant's independent registered public accountant effective December 31, 2001. BDO Seidman, LLP never issued an opinion on any of the Registrant's financial statements.

During the period, March 2001 through December 2001, in which BDO Seidman, LLP acted as the Registrant's independent registered public accountant, there were no disagreements with BDO Seidman, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure. Further, there were no reportable events during that period of time.

The Company has requested BDO Seidman, LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the letter received by the Company from BDO Seidman, LLP with respect to the Company's request has been attached and filed with this report as Exhibit 16.1.

During the fiscal years ended June 30, 2001, 2002, 2003, 2004 and 2005 and all subsequent periods the Company has not consulted Larry O'Donnell, CPA, P.C. regarding any matter requiring disclosure in this form 8-K.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS: ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Not Applicable

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.


Not Applicable.

                             SECTION 6 - [RESERVED]


                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Exhibits -  16.1 Letter from former independent registered public accountant, BDO Seidman, LLP.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                  ASPEON, INC.

                                  (Registrant)

                                  Dated: September 15, 2005


                                  /s/ David J. Cutler
                                  ----------------------------------------
                                  David J. Cutler, President